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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) January 15, 2001
                                                         ----------------


                              THE JUDGE GROUP, INC.
                  ------------------------------------------
               (Exact name of registrant as specified in charter)


       Pennsylvania                  0-21963                  23-1726661
       ------------                  -------                  ----------
      (State or other              (Commission             (I.R.S. Employer
      jurisdiction of              File Number)           Identification No.)
      incorporation)


       Two Bala Plaza, Suite 405, Bala Cynwyd, Pennsylvania         19004
       ----------------------------------------------------       ----------
               (Address of principal executive offices)           (Zip code)

     Registrant's telephone number, including area code:    610-667-7700
                                                           --------------

                                 JUDGE.COM, INC.
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)
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Item 5.  Other Events

                  Effective January 15, 2001, the registrant changed its name from "JUDGE.com, Inc." to "The Judge Group, Inc." This name change is more fully described in the press release dated January 2, 2001, a copy of which has been filed as an exhibit to this report.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c) Exhibits

              Exhibit 99.1 Press Release dated January 2, 2001.


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           THE JUDGE GROUP, INC.


                                           By:  /s/ Martin E. Judge, Jr.
                                                -------------------------
                                                Martin E. Judge, Jr.
                                                Chief Executive Officer

Date:  January 15, 2001


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